CRN04894: First in Human single ascending dose (SAD) Preliminary Results August 10, 2021 Company Logo Exhibit 99.2

This presentation contains forward-looking statements. Crinetics cautions you that statements contained in this press release regarding matters that are not historical facts are forward-looking statements. These statements are based on the company’s current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding: the potential benefits of CRN04984 for patients with conditions of ACTH excess, including Cushing’s disease and congenital adrenal hyperplasia; the design and timing of data from the Phase 1 clinical trial of CRN04984; plans to advance paltusotine into a Phase 2 trial for the treatment of carcinoid syndrome associated with neuroendocrine tumors; and plans to advance other pipeline product candidates and to invest in the small molecule discovery approach. The inclusion of forward-looking statements should not be regarded as a representation by Crinetics that any of its plans will be achieved. Actual results may differ from those set forth in this press release due to the risks and uncertainties inherent in Crinetics’ business, including, without limitation: preliminary data that we report may change following a more comprehensive review of the data related to the clinical trials and such data may not accurately reflect the complete results of a clinical trial, and the FDA and other regulatory authorities may not agree with our interpretation of such results; advancement of CRN04894 into later stage trials are dependent on and subject to the receipt of further feedback from the FDA; we may not be able to obtain, maintain and enforce our patents and other intellectual property rights, and it may be prohibitively difficult or costly to protect such rights;; the COVID-19 pandemic may disrupt Crinetics’ business and that of the third parties on which it depends, including delaying or otherwise disrupting its clinical trials and preclinical studies, manufacturing and supply chain, or impairing employee productivity; the company’s dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of Crinetics’ clinical trials and nonclinical studies for paltusotine, CRN04894, CRN04777, and its other product candidates; regulatory developments in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of the company’s product candidates that may limit their development, regulatory approval and/or commercialization; Crinetics may use its capital resources sooner than it expects; and other risks described under the heading “Risk Factors” in documents the company files from time to time with the Securities and Exchange Commission. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Crinetics undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Safe Harbor Statement CRINETICS PHARMACEUTICALS | 2

Phase 1 Pharmacologic Proof-of-Concept for CRN04894 in Healthy Volunteers CRINETICS PHARMACEUTICALS | 3 PK Results • Orally bioavailable, dose proportional pharmacokinetics Safety Results • Well-tolerated • No Serious Adverse Events (SAEs) • All Adverse Events (AEs) considered mild Pharmacology Results • Dose-dependent reduction of basal cortisol levels • Dose-dependent suppression of cortisol following ACTH challenge • Evidence of clinically meaningful cortisol suppression Next Steps • Multiple Ascending Dose data expected in Q4

CRINETICS PHARMACEUTICALS | 4 Crinetics’ Endocrine Development Strategy: Hormone Levels from Preclinical to Approval Phase 1 Healthy Volunteers Phase 2/3 Trials (Patients) Preclinical POC Hormones, PK, Safety Phase 2,3 Safety, Disease Efficacy Hormones, PROs, PK, Safety Phase 1 Healthy Volunteer Safety, Pharmacologic POC Hormones, PK, Safety

Harvey Cushing CRINETICS PHARMACEUTICALS | 5 Harvey Cushing MD USA 45

The Hypothalamic-Pituitary-Adrenal (HPA) Axis is the Body's Emergency Response System for Stress



Stress
Hypothalamus
CRF
Optic Chiasma
Pituitary
AVP
ACTH
Cortisol
negative feedback to pituitary
peripheral target tissues
(Glucocorticoid Receptor)
Adrenal Gland
cholesterol
MC2/MRAP
Adrenal Cortical Cell
21-hydroxylase
Adrenal Androgens (17-OHP, A4)
cortisol

CRINETICS PHARMACEUTICALS | 6

CRINETICS PHARMACEUTICALS | 7 Hypothalamic-Pituitary-Adrenal (HPA) Axis: Cortisol Levels Rise and Fall in a Diurnal Rhythm 1 Data from Oster et al., Endocrine Reviews 2017 (data shown are mean ± SEM, N=8-10)   Clock Time Time course of plasma cortisol levels over a diurnal cycle Cushing’s Disease Patients1 Healthy Subjects1 Plasma Cortisol, mcg/dl 30 20 10 0 8am 12pm 4pm 8pm 12am 4am 8am Normal Biology Pituitary gland secretes ACTH ACTH Adrenal Cortisol

Hypothesis: An Oral, Selective ACTH Antagonist Will Have Utility in Treating Diseases of ACTH Excess


stress
Hypothalamus
CRF
Pituitary
negative feedback
ACTH
cortisol


Hypothalamus
CRF
Pituitary
AVP
adenoma
ACTH
CRN04894 designed to block action of ACTH
Effect:
Elevated Cortisol


Hypothalamus
CRF
Pituitary
AVP
Loss of negative feedback
ACTH
CRN04894 designed to block action of ACTH
Effect:
Elevated Androgens; Deficient Cortisol

Normal	Cushing's Disease (CD)	Congenital Adrenal Hyperplasia (CAH)
ACTH Range = 5 – 60 pg/mL[1,4,5]	ACTH Range = 20-200 pg/mL[1]	ACTH Range = 150-500 pg/mL[2,3]
Cause	ACTH-secreting pituitary tumor	Inability to produce cortisol leads to loss of negative feedback & excess ACTH
US Prevalence (global incidence per 100,000)	10k (2.5-3.8)	27k (6.7-10.0)
Symptoms	Central obesity and round face; Dorsal and supraclavicular fat pads; Hypertension; Stretch marks; Bone loss; Hyperglycemia; Psychiatric disturbances	Adrenal insufficiency; Infertility; Hirsutism; Short stature; Precocious puberty; Adrenal rest tumors

[1]Raff et al. Compr Physiol 2015, [2]Petersen Acta Pediatr Scand 1981, [3]NBIX ENDO Online 2020 presentation, [4]Oster et al., Endocrine Reviews 2017, [5]UpToDate Reference, [6]Oelkers et al, JCEM 1988, [6] Alia et. al Clinical Endocrinology 2006

CRINETICS PHARMACEUTICALS | 8

There Are No ACTH Receptor Blocking Agents Available to Treat ACTH Driven Diseases Cortisol ACTH Target Cells Adrenal Gland Pituitary Gland CRINETICS PHARMACEUTICALS | 9 All currently approved agents and agents in development act upstream or downstream of ACTH References: Felders et al. Lancet Diab Endo 7:300-12, 2019. Castinetti JCEM 99: 1623-1639, 2014. Castinetti JCEM 106: 2114-2123, 2021. Pituitary Directed Agents to Suppress ACTH Secretion Available: glucocorticoids, pasireotide, cabergoline • Limited efficacy • Safety issues In Development: CRF antagonists Adrenal Steroidogenesis Inhibitors Available: ketoconazole, metyrapone/osilodrostat • Limited Efficacy • Safety Issues • Low Adherence In Development: levoketoconazole Glucocorticoid Receptor Antagonist Available: mifepristone • Efficacy difficult to assess • Safety issues In Development: relacorilant

CRN04894 is the Only ACTH Antagonist in Clinical Development CRINETICS PHARMACEUTICALS | 10 Acute suppression of ACTH-induced corticosterone observed in rats Experiment designed to mimic disease: CRN04894 orally administered Administer IV bolus of ACTH after 60 minutes Marked suppression of ACTH with increasing doses of CRN04894 Analogous ACTH challenge in Phase 1 POC CRN04894 is a potent (Kb= 0.4 nM) competitive antagonist of ACTH signaling Mechanism of action Designed to compete with ACTH for a common binding site in order to block the ACTH-induced signaling. Relative affinity and concentration of CRN04894 and ACTH potentially determine balance of occupancy (competitive antagonism). CRN04894 was carefully crafted by Crinetics in-house discovery team [CAMP] (nM) 60 40 20 0 10-11 10-10 10-9 10-8 10-7 [ACTH] (M) [CRN04894] (nM) none 0.3 1 3 10 30 Corticosterone (ng/mL) 500 400 300 200 100 0 -1 0 1 2 Time (h) CRN04894 dosed orally 1µg/kg ACTH IV bolus Vehicle CRN04894 (1 mg/kg) CRN04894 (3 mg/kg) CRN04894 (10 mg/kg)

CRN04894 SAD Study Design to Establish Pharmacologic Proof-of-Concept

Follows Crinetics' core endocrine strategy of using hormonal biomarkers to drive development

Study Goals

- Evaluate safety [10-80 mg]
- Evaluate pharmacokinetics: oral absorption, dose-proportional exposure, half-life [10-80 mg]
- Evaluate dose-response & PK/PD on basal cortisol [10-80 mg]
- Evaluate dose-response & PK/PD using supra-pathophysiologic ACTH challenge (250 mcg) [10-80 mg]
- Evaluate cortisol suppression with selected dose in response to disease-relevant ACTH challenge (1 mcg) [80 mg only]

ACTH Challenge Test



Baseline (Day -1)
ACTH
basal
challenge
t=-120'
t=0'
blood draws for cortisol
Treated (Day 1)
'4894 (po)
ACTH
basal
challenge
t=-120'
t=0'
blood draws for cortisol

Healthy volunteers received single oral dose of CRN04894 (n=8, 6 active/2 Pbo in each cohort)

Proof of concept: dose dependent suppression of basal cortisol and ACTH-stimulated cortisol with CRN04894

CRINETICS PHARMACEUTICALS | 11

PK Results: CRN04894 Showed Oral Bioavailability With Dose-Proportional Exposure Data shown are mean±SEM Half-life ~24 hour and tmax ~1 hour CRINETICS PHARMACEUTICALS | 12 [CRN04894] (ng/mL) 1000 100 10 1 0 4 8 12 16 20 24 Time (hr) 80 mg (N=12) 40 mg (N=6) 20 mg (N=6) 10 mg (N=6)

CRN04894 Rapidly Reduced Basal Cortisol Output from Adrenal Glands Data shown are mean±SEM a Full suppression of cortisol production assumes no more cortisol is produced at time of CRN04894 dose and cortisol half-life is 66 ±18 min from McKay LI, Cidlowski JA. Pharmacokinetics of Corticosteroids. In: Kufe DW, Pollock RE, Weichselbaum RR, et al., editors. Holland-Frei Cancer Medicine. 6th edition. Hamilton (ON); 2003 17% -37% -35% -25% Pbo (N=9) 10 mg (N=6) 20 mg (N=6) 40 mg (N=6) 80 mg (N=12) CRN4894 Dose Acute reduction of basal cortisol (56% @ 80 mg) 2 hours after administration of CRN04894 -56% Full suppression of cortisol production a Baseline (Day -1) CRINETICS PHARMACEUTICALS | 13 % Cortisol reduction compared to baseline 25 0 -25 -50 -75 -100

Dose-Dependent Suppression of Cortisol Observed Following Supra-Pathophysiologic ACTH Challenge (250 mcg) CRN04894 resulted in strong cortisol suppression (41% @ 80 mg) despite anticipated ACTH exposure orders of magnitude higher than disease states -9% -22% -36% -41% 0% Pbo (N=7) 10 mg (N=6) 20 mg (N=6) 40 mg (N=6) 80 mg (N=6) CRN4894 Doses Data shown are mean±SEM CRINETICS PHARMACEUTICALS | 14 ACTH Challenge (250 mcg) [Cortisol] (mcg/dL) 40 30 20 10 0 0 120 240 360 480 600 Time (min) Placebo (N=7) 80 mg CRN04894 (N=6) % Change in Cortisol AUC 60-600 compared to Pbo mean AUC 60-600

Clinically Meaningful Cortisol Suppression Observed in Response to Disease-relevant ACTH Challenge (1 mcg) Data shown are mean±SEM 0 CRN04894 80 mg ACTH Challenge (1 mcg) 80 mg CRN04894 (n=6) Baseline (n=6) 48% Reduction (AUC 15-120 min) Elevated Cortisol CRINETICS PHARMACEUTICALS | 15 CRN04894 maintains normal cortisol levels for these subjects in face of disease-relevant ACTH (1 mcg) challenge Normal range for Phase 1 Participants Suppression of response to ACTH [Cortisol] (mcg/dL) 20 15 10 5 0 -120 0 30 60 120 Time (min)

Conclusions from CRN04894 SAD Results CRINETICS PHARMACEUTICALS | 16 Objectives Safety and tolerability Drug-like Pharmacokinetics PK/PD for suppression of ACTH-induced adrenal activity Generally safe and well tolerated at single doses from 10 to 80 mg Achieved targeted pharmacokinetic profile Rapidly absorbed after oral administration (tmax ~1 hr) Dose proportional exposure from 10 to 80 mg Favorable half-life of ~24 hours Demonstrated pharmacologic proof-of-concept for ACTH antagonism Strong suppression of basal cortisol (56%) Dose-dependent, strong cortisol suppression (41%) following supra-pathophysiologic ACTH (250 mcg) challenge Maintains normal cortisol levels for the Phase 1 participants in face of disease-relevant ACTH (1 mcg) challenge

CRN04894: First-in-Class ACTH Antagonist for ACTH Driven Diseases Cortisol ACTH Target Cells Adrenal Gland Pituitary Gland CRINETICS PHARMACEUTICALS | 17 Pituitary Directed Agents to Suppress ACTH Secretion • Limited efficacy • Safety issues ACTH Receptor Antagonist CRN04894 in Phase 1 Adrenal Steroidogenesis Inhibitors • Limited Efficacy • Safety Issues • Low Adherence GC Receptor Antagonist • Efficacy difficult to assess • Safety issues

Pipeline With Two Candidates Beyond Pharmacologic Proof-of-Concept CRINETICS PHARMACEUTICALS | 18 Pharmacologic POC PROGRAM Development Stage Registrational Endpoint Prevalence Preclin Phase 1 Phase 2 Phase 3 US Total Global Range per 100,000 Paltusotine (SST2 agonist) Acromegaly IGF-1 Levels 26K 2.8 – 13.0 Carcinoid Syndrome Diarrhea & Flushing 33K 3.7 – 9.7 Nonfunctional NETs Anti-tumor activity 138K 17 – 46 CRN04894 (ACTH antagonist) Cushing’s Disease Cortisol Levels 10K 2.5 – 3.8 Congenital Adrenal Hyperplasia (CAH) Adrenal Androgens/ Glucocorticoid use 27K 6.7 – 10.0 CRN04777 (SST5 agonist) Congenital Hyperinsulinism (CHI) Glucose Levels 2-4K 0.64 – 1.3 US TOTAL ~236K

CRINETICS PHARMACEUTICALS | 19 On Track to Achieve 2021 Goal of Three Programs with Proof-of-Concept Demonstrated in the Clinic ‘4777 program follows development strategy validated by paltusotine and ‘4894 CRINETICS PHARMACEUTICALS | 19 Q1 Q2 Q3 Q4 Paltusotine SST2 Agonist for Acromegaly & NETs POC Achieved Initiate PATHFNDR-1 Initiate PATHFNDR-2 Initiate Phase 2 NETs Trial in Carcinoid Syndrome CRN04894 ACTH Antagonist for Cushing’s Disease & CAH POC Achieved Initiate Phase 1 Phase 1 SAD Data Phase 1 MAD Data CRN04777 SST5 Agonist for Congenital HI Phase 1 Underway Initiate Phase 1 Phase 1 SAD Data (Sep) Phase 1 MAD Data